UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 11, 2021

_______________________________

IHS MARKIT LTD.

(Exact Name of Registrant as Specified in Its Charter)

Bermuda	001-36495	98-1166311
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

4th Floor, Ropemaker Place 25 Ropemaker Street London, England EC2Y 9LY
(Address of principal executive offices and zip code)

+44 20 7260 2000
(Registrant’s telephone number, including area code)

Former name or former address, if changed since last report: Not Applicable

_______________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Shares, $0.01 par value per share	INFO	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officer.

On February 26, 2021, Todd Hyatt retired from IHS Markit Ltd. (the “Company”). Mr. Hyatt stepped down as the Company’s Chief Financial Officer on February 1, 2021, and thereafter served as a Special Advisor to the CEO of the Company until his retirement. In connection with his retirement, Mr. Hyatt entered into a separation agreement executed March 11, 2021 (the “Separation Agreement”). Consistent with the terms of his employment agreement, the Separation Agreement provides that, subject to a release of claims, he will receive (i) continuation of health and welfare benefits for 24 months following his retirement and (ii) continued post-retirement vesting of all unvested restricted share units and other equity awards granted to him in accordance with their terms, provided that Mr. Hyatt does not engage in any activity in competition with the Company at any time following his retirement during the full vesting period of such awards.

The foregoing description of the Separation Agreement is only a summary and is qualified in its entirety by the full text of the Separation Agreement, a copy of which is attached hereto as Exhibit 10.1.

Item 9.01	Financial Statements and Exhibits.

Exhibit Number	Description of Exhibit
10.1	Separation Agreement by and between IHS Global, Inc., its affiliates and subsidiaries and Todd Hyatt, executed March 11, 2021
101	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.
104	The cover page from this Current Report on Form 8-K, formatted as Inline XBRL.

SIGNATURE

Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 11, 2021	IHS MARKIT LTD.

	By:	/s/ Sari Granat
	Name:	Sari Granat
	Title:	Executive Vice President, Chief Administrative Officer, and General Counsel